UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2023

GE HEALTHCARE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware			001-41528	88-2515116
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street	Chicago,	IL		60661
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3400

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GEHC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).	☐
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.

On January 10, 2023, GE Healthcare Technologies Inc. ("we" or "GE HealthCare") issued a press release announcing preliminary unaudited revenue results for the fourth quarter and fiscal year ended December 31, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The preliminary revenue results provided do not present all information necessary for a complete understanding of our earnings results for the fiscal year ended December 31, 2022.

Item 7.01 Regulation FD Disclosure.

As part of the press release, we reaffirmed portions of our outlook for 2022 and provided components of our outlook for 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of GE HealthCare under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 6, 2023, our board of directors determined to hold our first annual meeting of stockholders (the "2023 Annual Meeting") virtually at 9:00 a.m. CT on Tuesday, May 23, 2023. The record date for the meeting is March 27, 2023. Deadlines for submission of nominations and stockholder proposals are set out below. In accordance with our Bylaws, stockholder proposals and nominations should be sent to GE HealthCare Technologies Inc., 500 W. Monroe Street, Chicago, Illinois, 60661, Attention: Secretary.

•Deadline for Rule 14a-8 Stockholder Proposals: Consistent with the Securities and Exchange Commission's proxy rules, we have set January 20, 2023 as the deadline for receipt of proposals to be included in our proxy materials for the 2023 Annual Meeting.

•Deadline for Other Stockholder Proposals: In accordance with our Bylaws, notice of stockholder proposals intended to be presented at, but not included in proxy materials for, the 2023 Annual Meeting, including director nominations for election to our board of directors (other than "proxy access" director nominations) must be received no earlier than January 23, 2023 and no later than February 22, 2023. Notice must also comply with the other requirements in our Bylaws and other applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of GE HealthCare Technologies Inc., dated January 10, 2023.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE HealthCare Technologies Inc.
(Registrant)

Date: January 10, 2023	/s/ George A. Newcomb
George A. Newcomb, Chief Accounting Officer (authorized signatory)